Form 10-K, Exhibit 13
period 1997-12-31
MONEY STORE TRUST 1997-C
filed 1998-03-31
CIK 1047298

EXHIBIT 13
                             SERVICER'S CERTIFICATE



In Accordance with Section 6.10 of the Pooling and Servicing Agreement dated as of August 31, 1997, The Money Store, Inc. reports the following information pertaining to Series 1997-C, for the calendar year 1997:


   (IX)    Amount of Interest Received:
                  Pool I                                           8,662,723.16
                  Pool II                                         13,455,929.41
                  Pool III                                         8,890,108.38
                  Pool IV                                            819,201.73


  (XIII) Class "AF-1" Remittance Amount
         (A) Current Interest Requirement                          1,237,368.60
         (B) Principal Distribution Amount                        18,052,201.10
         (C) Carry Forward Amount                                          0.00
         (D) Monthly Advance for Bankruptcy                                0.00
             TOTAL CLASS "AF-1" REMITTANCE AMOUNT                 19,289,569.70

         Class "AF-2" Remittance Amount:
         (A) Current Interest Requirement                          1,270,413.32
         (B) Principal Distribution Amount                                 0.00
         (C) Carry Forward Amount                                          0.00
         (D) Monthly Advance for Bankruptcy                                0.00
             TOTAL CLASS "AF-2" REMITTANCE AMOUNT                  1,270,413.32

         Class "AF-3" Remittance Amount:
         (A) Current Interest Requirement                          1,681,866.68
         (B) Principal Distribution Amount                                 0.00
         (C) Carry Forward Amount                                          0.00
         (D) Monthly Advance for Bankruptcy                                0.00
             TOTAL CLASS "AF-3" REMITTANCE AMOUNT                  1,681,866.68

         Class "AF-4" Remittance Amount:
         (A) Current Interest Requirement                             97,966.68
         (B) Principal Distribution Amount                                 0.00
         (C) Carry Forward Amount                                          0.00
         (D) Monthly Advance for Bankruptcy                                0.00
             TOTAL CLASS "AF-4" REMITTANCE AMOUNT                    997,966.68

         Class "AF-5" Remittance Amount:
         (A) Current Interest Requirement                            716,671.68
         (B) Principal Distribution Amount                                 0.00
         (C) Carry Forward Amount                                          0.00
         (D) Monthly Advance for Bankruptcy                                0.00
             TOTAL CLASS "AF-5" REMITTANCE AMOUNT                    716,671.68

         Class "AF-6" Remittance Amount:
         (A) Current Interest Requirement                            867,100.00
         (B) Principal Distribution Amount                                 0.00
         (C) Carry Forward Amount                                          0.00
         (D) Monthly Advance for Bankruptcy                                0.00
             TOTAL CLASS "AF-6" REMITTANCE AMOUNT                    867,100.00

         Class "AF-7" Remittance Amount:
         (A) Current Interest Requirement                            872,755.00
         (B) Principal Distribution Amount                                 0.00
         (C) Carry Forward Amount                                          0.00
         (D) Monthly Advance for Bankruptcy                                0.00
             TOTAL CLASS "AF-7" REMITTANCE AMOUNT                    872,755.00

         Class "AF-8" Remittance Amount:
         (A) Current Interest Requirement                            876,666.68
         (B) Principal Distribution Amount                                 0.00
         (C) Carry Forward Amount                                          0.00
         (D) Monthly Advance for Bankruptcy                                0.00
             TOTAL CLASS "AF-8" REMITTANCE AMOUNT                    876,666.68

         Pool I Remittance Amount:
         (A) Current Interest Requirement                          8,520,808.64
         (B) Principal Distribution Amount                        18,052,201.10
         (C) Carry Forward Amount                                          0.00
         (D) Monthly Advance for Bankruptcy                                0.00
             TOTAL POOL I REMITTANCE AMOUNT                       26,573,009.74

         Class "AV" Remittance Amount:
         (A) Current Interest Requirement                          9,818,808.19
         (B) Principal Distribution Amount                        31,173,395.89
             TOTAL CLASS AV REMITTANCE AMOUNT                     40,992,204.08

         Class "MV-1" Remittance Amount:
         (A) Current Interest Requirement                            776,993.75
         (B) Principal Distribution Amount                                 0.00
         (C) Principal Not Distributed                                     0.00
             TOTAL CLASS "MV-1" REMITTANCE AMOUNT                    776,993.75

         Class "MV-2" Remittance Amount:
         (A) Current Interest Requirement                            527,116.67
         (B) Principal Distribution Amount                                 0.00
         (C) Principal Not Distributed                                     0.00
             TOTAL CLASS "MV-2" REMITTANCE AMOUNT                    527,116.67

         Class BV Remittance Amount:
         (A) Current Interest Requirement                            612,807.81
         (B) Principal Distribution Amount                                 0.00
         TOTAL CLASS BV REMITTANCE AMOUNT                            612,807.81

         Pool II Remittance Amount:
         (A) Current Interest Requirement                         11,735,726.42
         (B) Principal Distribution Amount                        31,173,395.89
         (C) Principal Not Distributed                                     0.00
             TOTAL POOL II REMITTANCE AMOUNT                      42,909,122.31

         Class "AH-1" Remittance Amount:
         (A) Current Interest Requirement                            710,285.17
         (B) Principal Distribution Amount                        14,954,336.77
         TOTAL CLASS "AH-1"
         REMITTANCE AMOUNT 1                                       5,664,621.94


         Class "AH-2" Remittance Amount:
         (A) Current Interest Requirement                            986,741.52
         (B) Principal Distribution Amount                                 0.00
         TOTAL CLASS "AH-2" REMITTANCE AMOUNT                        986,741.52

         Class "AH-3" Remittance Amount:
         (A) Current Interest Requirement                            760,905.68
         (B) Principal Distribution Amount                                 0.00
         TOTAL CLASS "AH-3" REMITTANCE AMOUNT                        760,905.68

         Class "AH-4" Remittance Amount:
         (A) Current Interest Requirement                            804,631.24
         (B) Principal Distribution Amount                                 0.00
         TOTAL CLASS "AH-4" REMITTANCE AMOUNT                        804,631.24

         Class "AH-5" Remittance Amount:
         (A) Current Interest Requirement                            916,004.36
         (B) Principal Distribution Amount                                 0.00
         TOTAL CLASS "AH-5" REMITTANCE AMOUNT                        916,004.36

         Class "AH-6" Remittance Amount:
         (A) Current Interest Requirement                            254,902.52
         (B) Principal Distribution Amount                                 0.00
         TOTAL CLASS "AH-6" REMITTANCE AMOUNT                        254,902.52

         Class "MH-1" Remittance Amount:
         (A) Current Interest Requirement                            572,099.68
         (B) Principal Distribution Amount                                 0.00
         TOTAL CLASS "MH-1" REMITTANCE AMOUNT                        572,099.68

         Class "MH-2" Remittance Amount:
         (A) Current Interest Requirement                            367,137.08
         (B) Principal Distribution Amount                                 0.00
         TOTAL CLASS "MH-2" REMITTANCE AMOUNT                        367,137.08

         Class "BH" Remittance Amount:
         (A) Current Interest Requirement                            288,918.40
         (B) Principal Distribution Amount                                 0.00
         TOTAL CLASS "BH" REMITTANCE AMOUNT                          288,918.40

         POOL III Remittance Amount:
         (A) Current Interest Requirement                          5,927,625.63
         (B) Principal Distribution Amount                        14,954,336.77
         TOTAL POOL III REMITTANCE AMOUNT                         20,881,962.40

         Class "AMF" (POOL IV) Remmittance Amount:
         (A) Current Interest Requirement                            570,863.37
         (B) Principal Distribution Amount                           636,665.80
         (C) Carry Forward Amount                                          0.00
         (D) Monthly Advance for Bankruptcy                                0.00
         TOTAL POOL IV REMITTANCE AMOUNT                           1,207,529.17


(XIX) (A)  Servicing Fee for the Related Due Period
              POOL I                                                 186,955.95
              POOL II                                                329,238.14
              POOL III                                               172,564.66
              POOL IV                                                 17,780.47
      (B) Contingency fee for the related due period
              POOL I                                                 186,955.95
              POOL II                                                329,238.14
              POOL III                                               172,564.66
              POOL IV                                                 17,780.47
      (C) Amount to be deposited to the expense account -
      TRUSTEE
              POOL I                                                  56,016.75
              POOL II                                                 83,888.38
              POOL III                                                54,131.52
              POOL IV                                                  3,527.95
      (D) Amount to be deposited to the insurance account-
          MBIA
             POOL I                                                  126,532.00
             POOL II                                                       0.00
             POOL III                                                      0.00
             POOL IV                                                  54,786.00
      (E) FHA Premium Account                                         20,384.78
      (F) CLASS MV-1 Auction Agent Fee                                31,666.25
          CLASS MV-2 Auction Agent Fee                                22,661.67


By: /S/  HARRY PUGLISI
    Harry Puglisi
    Treasurer